October 30, 2015 Third Quarter 2015 Earnings Call Secure Logistics. Worldwide. Exhibit 99.2

2 Safe Harbor Statement & Non-GAAP Results These materials contain forward-looking information. Words such as "anticipate," "assume," "estimate," "expect," “target” "project," "predict," "intend," "plan," "believe," "potential," "may," "should" and similar expressions may identify forward-looking information. Forward-looking information in these materials includes, but is not limited to: 2015 non-GAAP outlook, including revenue, operating profit, margin rate and earnings per share, currency translation impact, tax rate and capital expenditures; 2016 non-GAAP outlook, including revenue, earnings per share, currency translation impact, tax rate and capital expenditures; margin rate outlook for the U.S., and Mexico businesses; expected 2015 results and drivers (including in specific markets); expected cost savings from 2014 and 2015 Reorganization and Restructuring; and expectations regarding future cash payments to the primary U.S. pension plan and related to UMWA liabilities. Forward-looking information in this document is subject to known and unknown risks, uncertainties and contingencies, which are difficult to predict or quantify, and which could cause actual results, performance or achievements to differ materially from those that are anticipated. These risks, uncertainties and contingencies, many of which are beyond our control, include, but are not limited to: Our ability to improve profitability in our largest five markets; our ability to identify and execute further cost and operational improvements and efficiencies in our core businesses; continuing market volatility and commodity price fluctuations and their impact on the demand for our services; our ability to maintain or improve volumes at favorable pricing levels and increase cost and productivity efficiencies, particularly in the United States and Mexico; investments in information technology and adjacent businesses and their impact on revenue and profit growth; our ability to develop and implement solutions for our customers and gain market acceptance of those solutions; our ability to maintain an effective IT infrastructure and safeguard confidential information; risks customarily associated with operating in foreign countries including changing labor and economic conditions, currency restrictions and devaluations, safety and security issues, political instability, restrictions on, and cost of, repatriation of earnings and capital, nationalization, expropriation and other forms of restrictive government actions; the strength of the U.S. dollar relative to foreign currencies and foreign currency exchange rates; the stability of the Venezuelan economy, changes in Venezuelan policy regarding foreign-owned businesses; regulatory and labor issues in many of our global operations, including negotiations with organized labor and the possibility of work stoppages; our ability to integrate successfully recently acquired companies and improve their operating profit margins; costs related to dispositions and market exits; our ability to identify evaluate and pursue acquisitions and other strategic opportunities, including those in the home security industry and emerging markets; the willingness of our customers to absorb fuel surcharges and other future price increases; our ability to obtain necessary information technology and other services at favorable pricing levels from third party service providers; variations in costs or expenses and performance delays of any public or private sector supplier, service provider or customer; our ability to obtain appropriate insurance coverage, positions taken by insurers with respect to claims made and the financial condition of insurers, safety and security performance, our loss experience, and changes in insurance costs; security threats worldwide and losses of customer valuables; costs associated with the purchase and implementation of cash processing and security equipment; employee and environmental liabilities in connection with our former coal operations, including black lung claims incidence; the impact of the Patient Protection and Affordable Care Act on UMWA and black lung liability and the Company's ongoing operations; changes to estimated liabilities and assets in actuarial assumptions due to payments made, investment returns, interest rates and annual actuarial revaluations, the funding requirements, accounting treatment, investment performance and costs and expenses of our pension plans, the VEBA and other employee benefits, mandatory or voluntary pension plan contributions; the nature of our hedging relationships; counterparty risk; changes in estimates and assumptions underlying our critical accounting policies; our ability to realize deferred tax assets; the outcome of pending and future claims, litigation, and administrative proceedings; public perception of the Company's business and reputation; access to the capital and credit markets; seasonality, pricing and other competitive industry factors; and the promulgation and adoption of new accounting standards and interpretations, new government regulations and interpretation of existing regulations. This list of risks, uncertainties and contingencies is not intended to be exhaustive. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found under "Risk Factors" in Item 1A of our Annual Report on Form 10-K for the period ended December 31, 2014, and in our other public filings with the Securities and Exchange Commission. The forward-looking information discussed today and included in these materials is representative as of today only and The Brink's Company undertakes no obligation to update any information contained in this document. These materials are copyrighted and may not be used without written permission from Brink's. Today’s presentation is focused primarily on non-GAAP results. Detailed reconciliations of non-GAAP to GAAP results are provided in the appendix.

October 30, 2015 Third Quarter 2015 Earnings Call Secure Logistics. Worldwide.

4 Third-Quarter Summary and Outlook (non-GAAP) EPS $.37 vs $.12 • Revenue down 13% on currency translation (3% organic growth) • Lower corporate expense; higher profits in Argentina, Mexico and Chile • Lower profits in U.S 2015 Guidance • EPS $1.40 - $1.50 • Revenue $3 billion • Operating margin 5.0% - 5.3% 2016 Guidance • EPS $2.00 - $2.20 • Revenue $3 billion • Operating margin 6.7% - 7.3%

5 124 150 - 160 200-2203.7% 5.0% - 5.3% 6.7% - 7.3% 2014 2015 Est. 2016 Est. -20 -15 -10 -5 0 5 10 -25 25 75 125 175 225 275 2014 2015 Est. 2016 Est. Note: See reconciliation to GAAP results in Appendix Outlook: Strong Operating Improvement in 2015 & 2016 Non-GAAP Operating Profit ($MM) Operating Margin (%) 2015 Outlook • EPS $1.40 - $1.50 (vs $1.01 in 2014) • Unfavorable currency impact ~$50 million on profit • Argentina, Mexico and restructuring actions drive organic profit growth of $75 to $85 million 2016 Outlook • EPS $2.00 - $2.20 • Unfavorable currency impact ~$25 million from Argentina and Brazil • Restructuring actions yield $25 to $35 million savings in 2016 • Argentina, U.S., Mexico and Payments drive organic profit growth of $75 to $85 million

6 Outlook: Strong Operating Improvement in 2015 & 2016 Note: See reconciliation to GAAP results in Appendix. $1.01 $2.90 - $3.10 $2.00 - $2.20$0.99 - $1.09 $0.90 - $1.00 $(0.60) $(0.30) 2014 2015 2016 Sub-Total 2015 2016 2016 Target Operations 2015 2016 Currency 2015 2016

7 Our Strategy Expand Our Offerings Transform from a transactional business model to a value-based secure supply chain management company. Drive Efficiency Implement Lean processes, right-size cost structure, and centralize support to deliver the most customer value while consuming fewer resources. Change Our Culture (ACT) Demonstrate behaviors that reflect our values of Accountability, Customer Focus and Trust. Transform culture to drive strategy.

8 Brink’s Strategy in Action • U.S - Continue to improve quality and customer satisfaction, accelerate productivity and efficiency efforts; achieve 6% margin in 2016 • Transform U.S. fleet to optimize vehicles to routes • Mexico - Sustain profit momentum; achieve 10% margin in 2016 • France - Deliver higher-value services • Global Markets – Continue to strengthen market position and deliver efficiency gains • Global tender in IT, vehicles, supplies to reduce costs • Deliver $50 million cost savings in 2015; achieve additional $25 to $35 million savings in 2016 • 2015 - Grow organic profit by $75 to $85 million • 2016 - Grow organic profit by $75 to $85 million • Appreciation of U.S. dollar, particularly against the Euro, Mexican Peso and Brazilian Real • U.S. turnaround taking longer than expected — Challenges onboarding significant new business acquired in late 2014 — Route logistics project delays • Weak Brazilian economy ChallengesCurrent Focus

9 • Leadership position in industry with attractive profit potential • Number 1 or 2 in key markets • Global footprint…in a dangerous world with increasing security needs • Strong brand and reputation • Cash in circulation is growing in most economies • Brink’s Global Services – leveraging our global infrastructure • Turnaround opportunities in U.S. and Mexico • Strong management team A Strong Foundation for Value Creation

Third Quarter 2015

11 Summary of 3Q15 Non-GAAP Results $847 $740 3Q14 3Q15 $0.12 $0.37 3Q14 3Q15 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 3% Currency (16%) $21 $37 3Q14 3Q15 Operating Profit Margin 2.5% 5.0% ($ Millions, except per share amounts)

12 Note: See reconciliation to GAAP results in Appendix Non-GAAP EPS: 3Q14 Versus 3Q15 Strong Operating Results Offset Currency Impact Organic Currency 1 2 3 4 $0.12 $0.45 ($0.20) $0.37 3Q14 3Q15

Segment Results

14 $176 $180 $182 $190 $184 $184 $183 0% 1% 3% 7% 4% 2% 1% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 U.S. Results ($ Millions, except %) (%)($) 3Q15 Comments  Expect 3% - 4% full-year margin  Cost actions and volume growth offset by incremental costs to manage new business and customer service levels 3Q15 Comments  Slightly higher volumes in most lines of business  Fuel surcharge adjustments ~2% drag on revenue, minimal margin impact Organic Growth $1.3 $5.9 $3.9 $11.7 $8.3 $6.4 $1.4 0.7% 3.3% 2.1% 6.2% 4.5% 3.5% 0.8% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Full-Year Outlook 3% - 4% Revenue Operating Profit

15 $3.7 $(0.9) $(0.4) $7.2 $7.9 $4.5 $3.4 3.7% (0.9)% (0.4)% 7.6% 9.2% 5.3% 4.2% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 $100 $98 $95 $95 $86 $85 $80 1% (8)% (7)% (4)% (3)% 2% 6% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Mexico: Profits Improve Despite Revenue Decline ($ Millions, except %) Revenue ($) 3Q15 Comments  Cost actions and revenue growth more than offset negative currency impact  Price increases not covering wage inflation 3Q15 Comments  Peso devaluation drives 2015 revenue decline  Retail segment driving organic growth in 2015 Organic Growth Operating Profit Full-Year Outlook 6% - 8%

3Q15 Results: France, Brazil & Canada

BRINKS

($ Millions, except %)

France


$111
$13.7
Revenue
Op Profit

Organic Growth 0% Margin 12.4%

- No organic revenue growth on slight volume decline
- 3Q profit historically the strongest of the year
- Repositioning business to focus on customer cash supply chain

Brazil


$64
$3.7
Revenue
Op Profit

Organic Growth 4% Margin 5.8%

- Volumes decreasing vs. 2014
- Price increase timing challenges
- Wage inflation persists
- Expect improved but challenging 4Q15

Canada


$38
$3.6
Revenue
Op Profit

Organic Growth (1%) Margin 9.5%

- Revenue decline driven by customer loss due to sale of Threshold business unit in 2013
- Operating profit up slightly on organic basis from SG&A actions

16

17 Global Markets: Strong Performance Despite Currency Headwinds  Revenue decline in Germany, Ireland and Greece  Continued solid margins  Strong organic revenue growth in Argentina offset by currency  More than half of segment profit driven by Argentina  Strong growth and margins across the region $112 $9.4 Revenue Op Profit $92 $17.6 Revenue Op Profit $40 $7.1 Revenue Op Profit Organic Growth (8%) Margin 8.4% Organic Growth 17% Margin 19.2% Organic Growth 15% Margin 17.9% EMEA Latin America Asia ($ Millions, except %)

18 Cash Flow, Capital Investment and Net Debt $136 $88 YTD 2014 YTD 2015 $319 $334 12/31/2014 9/30/2015 Non-GAAP Net Debt Non-GAAP CFOA Note: See reconciliation to GAAP results in Appendix. $86 $68 YTD 2014 YTD 2015 Capital Expenditures & Capital Leases(Excluding 2014 pension payments) ($ Millions)

Outlook

20 Note: See reconciliation to GAAP results in Appendix 2015 Non-GAAP EPS Outlook Reflects Strong Operations Operations Currency 1 2 3 4 $1.01 $0.99 - $1.01 ($0.60) $1.40 - $1.50 2014 2015 Outlook 9-Months Actuals $0.43 1.01 (0.40) $1.04 4Q Actual/Estimate 0.58 (0.02) – 0.08 (0.20) 0.36 – .46 $1.01 0.99 –1.09 (0.60) $1.40 – 1.50

21 Summary of 2015 Non-GAAP Forecast 2014 2015 2016 $1.01 $1.40 - $1.50 $2.00 - $2.20 2014 2015 2016 EPSRevenue Note: See reconciliation to GAAP results in Appendix. Organic Growth 3% 5% Currency (14%) (5%) $124 $150 - $160 $200 - $220 2014 2015 2016 Operating Profit Margin 3.7% 5.0% - 5.3% 6.7% - 7.3% Outlook Outlook OutlookOutlook Outlook Outlook $3,351 ~$3,000~$3,000 ($ Millions, except per share amounts)

October 30, 2015 Third-Quarter 2015 Earnings Call Secure Logistics. Worldwide.

Appendix

24 Note: See reconciliation to GAAP results in Appendix a) Attributable to Brink’s Non-GAAP 2015 & 2016 Outlook 2015 Outlook2014 2016 Outlook Revenue $3,351 ~$3,000 ~$3,000 Op Profit 124 150 - 160 200 - 220 Interest/Other Income (22) (17) Taxes (47) (56 - 60) Noncontrolling interests (6) (7-8) Income from continuing ops (a) 49 70 – 75 EPS Range $1.01 $1.40 – 1.50 $2.00 – $2.20 2015 Outlook 2016 Outlook2014 Key Metrics Revenue Change Organic $100 3% 150 5% Currency (450) (14) (150) (5%) Total $(350) (11%) 0 0 Op Profit Margin 3.7% 5.0% - 5.3% 6.7% - 7.3% Tax Rate 45.7% 42% ~39% ($ Millions, except as noted)

25 Brink’s Historical Non-GAAP Results ($ Millions, except per share amounts) (%)($) Margin Rate Operating Profit EPS $21 $24 $21 $59 $41 $31 $37 2.5% 2.9% 2.5% 6.9% 5.4% 4.1% 5.0% 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 $0.15 $0.16 $0.12 $0.58 $0.41 $0.27 $0.37 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 Note: See reconciliation to GAAP results in Appendix

26 Capex Spend(a) ($ Millions) a) Excluding Venezuela $207 $176 $169 $143 $130 - $140 1.7 1.3 1.1 1.0 ~1.0 0.00. 10.02. 30.04. 5 0.06. 70.08. 90.10. 1 0.12. 30.14. 50.16. 7 0.18. 90.20. 10.22. 3 0.24. 50.26. 70.28. 9 0.30. 10.32. 30.34. 5 0.36. 70.38. 90.40. 1 0.42. 30.44. 50.46. 7 0.48. 90.50. 10.52. 3 0.54. 50.56. 70.58. 9 0.60. 10.62. 30.64. 5 0.66. 70.68. 90.70. 1 0.72. 30.74. 50.76. 7 0.78. 90.80. 10.82. 3 0.84. 50.86. 70.88. 9 0.90. 10.92. 30.94. 5 0.96. 70.98. 91.00. 1 1.02. 31.04. 51.06. 7 1.08. 91.10. 11.12. 3 1.14. 51.16. 71.18. 9 1.20. 11.22. 31.24. 5 1.26. 71.289.301. 1.32 1. 3.341. 5.361. 7.38 1. 9.401. 1.421. 3.44 1. 5.461. 7.481. 9.50 1. 1.521. 3.541. 5.56 1. 7.581. 9.601. 1.62 1. 3.641. 5.661. 7.681 9 .70 100 150 200 250 300 2011 2012 2013 2014 2015 Target Reinvestment Ratio Depreciation & Amortization(a) $125 $150$134 $147 $140

27 Legacy Liabilities – Underfunding at 12/31/14 ($ Millions) Primary U.S. Pension UMWA $(263) $(113) $(108) 2012 2013 2014 Primary U.S. Pension $(257) $(142) $(197) 2012 2013 2014 UMWA

28 Estimated Cash Payments: $0 to Primary U.S. Pension $0 to UMWA until 2032 ($ Millions) Payments to Primary U.S. Pension Payments to UMWA • Prepaid 2015 and 2016 pension payments in 3Q14 − Accelerates de-risking of invested asset allocation − Reduces PBGC premiums (current borrowing costs are lower than PBGC premiums) − No future cash payments expected based on actuarial assumptions at 12/31/2014 − Remeasurement occurs every year-end with 10K filing • Lump-sum pension payments made to eligible former employees in 4Q14 − $56 million non-cash GAAP settlement loss recognized in 4Q14 − Reduced plan assets by $150 million & liability reduced by $190 million as of 12/31/2014 • No cash payments to UMWA expected until 2032 $87 $0 $0 $0 $0 2014 2015 2016 2017 2018 $0 $0 $21 2014 2031 2032

Segment Results and Non-GAAP Results Reconciled to GAAP

30 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) (In millions) Brink’s measures its segment results before income and expenses for corporate activities and for certain other items. A summary of the other items not allocated to segment results is below. 2014 2015 1Q 2Q 3Q 4Q Full Year 1Q 2Q 3Q Nine Months Revenues: Venezuela operations $ 131.3 22.3 25.1 33.1 211.8 $ 20.5 12.2 19.3 52.0 Operating profit: FX devaluation in Venezuela (123.3) (9.8) (4.8) (4.8) (142.7) (20.6) (6.0) (3.8) (30.4) Venezuela operations 34.4 1.9 2.5 6.0 44.8 2.7 1.4 3.8 7.9 Venezuela impairment — — — — — — (34.5) (0.8) (35.3) 2014 Reorganization and Restructuring — — — (21.8) (21.8) (1.5) 1.2 (0.9) (1.2) 2015 Reorganization and Restructuring — — — — — — — (2.0) (2.0) Mexican settlement losses (0.8) (0.9) (2.3) (1.9) (5.9) (1.3) (1.1) (1.5) (3.9) U.S. retirement plans (6.0) (3.6) (3.7) (59.8) (73.1) (7.0) (6.5) (6.5) (20.0) Acquisitions and dispositions 1.2 1.3 46.9 — 49.4 — 0.3 — 0.3 Share-based compensation adj. — (4.2) 1.8 — (2.4) — — — — Operating profit $ (94.5) (15.3) 40.4 (82.3) (151.7) $ (27.7) (45.2) (11.7) (84.6)

31 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) FX devaluation in Venezuela The rate we use to remeasure operations in Venezuela declined significantly in February 2015 (from 52 to 170 bolivars to the U.S. dollar) and in March 2014 (from 6.3 to 50 bolivars to the U.S. dollar). These currency devaluations resulted in losses from the remeasurement of bolivar-denominated net monetary assets. Nonmonetary assets were not remeasured to a lower basis when the currency devalued. Instead, under highly inflationary accounting rules, these assets retained their higher historical bases and the excess is recognized in earnings as the asset is consumed, resulting in incremental expense until the excess basis is depleted. Expenses related to these Venezuelan devaluations have not been allocated to segment results. Venezuela operations We have excluded from our segment results all of our Venezuela operating results, including foreign exchange devaluation discussed separately above, due to management’s inability to allocate, generate or redeploy resources in-country or globally. In light of these unique circumstances, the Venezuela business is largely independent of the rest of our global operations. As a result, the CODM, the Company’s Chief Executive Officer, assesses segment performance and makes resource decisions by segment excluding Venezuela operating results. Additionally, management believes excluding Venezuela from segment results makes it possible to more effectively evaluate the company’s performance between periods. Factors considered by management in excluding Venezuela results include: • Continued inability to repatriate cash to redeploy to other operations or dividend to shareholders • Highly inflationary environment • Fixed exchange rate policy • Continued currency devaluations and • Difficulty raising prices and controlling costs Venezuela impairment In the second quarter of 2015, we recognized a $34.5 million impairment of the Venezuela property, plant and equipment. In the third quarter of 2015, we recognized additional impairment charges of $0.8 million. These charges have not been allocated to segment results. 2014 Reorganization and Restructuring Brink’s reorganized and restructured its business in December 2014, eliminating the management roles and structures in its former Latin America and EMEA regions and implementing a plan to reduce the cost structure of various country operations by eliminating approximately 1,700 positions across its global workforce. Severance costs of $21.8 million associated with these actions were recognized in 2014. Additional charges related to severance and lease terminations of $1.2 million were recognized in the first nine months of 2015. These amounts have not been allocated to segment results.

32 Other Items Not Allocated to Segments The Brink’s Company and subsidiaries Other Items Not Allocated to Segments (Unaudited) 2015 Reorganization and Restructuring Brink's initiated an additional restructuring of its business in the third quarter of 2015. We recognized $2.0 million in third quarter 2015 costs related to contract terminations, employee severance and property impairment associated with the restructuring. We expect to recognize between $8 and $12 million of additional restructuring costs. The 2015 Reorganization and Restructuring is expected to reduce the global workforce by approximately 1,000 to 1,200 positions and is projected to result in $25 to $35 million in 2016 cost savings. These amounts have not been allocated to segment results. Mexican settlement losses Employee termination costs in Mexico are accounted for as retirement benefits under FASB ASC Topic 715, Compensation — Retirement Benefits. Settlement charges related to these termination benefits have not been allocated to segment results. U.S. retirement plans Costs related to our frozen U.S. retirement plans have not been allocated to segment results. Brink’s primary U.S. pension plan settled a portion of its obligation in the fourth quarter of 2014 under a lump sum buy-out offer. Approximately 4,300 terminated participants were paid about $150 million of plan assets under this offer in lieu of receiving their pension benefit. A $56 million settlement loss was recognized as a result of the settlement. Acquisitions and dispositions Gains and losses related to acquisitions and dispositions that have not been allocated to segment results are described below: • Brink’s sold an equity investment in a CIT business in Peru and recognized a $44.3 million gain in the third quarter of 2014. The gain on the sale and the equity earnings have not been allocated to segment results. • A favorable adjustment to the 2010 business acquisition gain for Mexico ($0.7 million in the third quarter of 2014) is not allocated to segment results. • A favorable adjustment to the purchase price of a third quarter 2014 business acquisition in EMEA ($0.3 million in the second quarter of 2015) is not allocated to segment results. Share-based compensation adjustment Accounting adjustments related to share-based compensation have not been allocated to segment results ($4.2 million expense in the second quarter of 2014 and a $1.8 million benefit in the third quarter of 2014). The accounting adjustments revised the accounting for certain share-based awards from fixed to variable fair value accounting as noted in ASC Topic 718, Stock Compensation. As of July 11, 2014, all outstanding equity awards had met the conditions for a grant date as defined in ASC Topic 718 and have since been accounted for as fixed share-based compensation expense.

Non-GAAP Reconciled to GAAP

The Brink's Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for percentages and per share amounts)

	2014					2015			
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	Nine Months
Revenues:									
Non-GAAP	$ 818.3	836.7	847.4	848.1	3,350.5	$ 755.6	748.1	739.9	2,243.6
Other items not allocated to segments[(a)]	131.3	22.3	25.1	33.1	211.8	20.5	12.2	19.3	52.0
GAAP	$ 949.6	859.0	872.5	881.2	3,562.3	$ 776.1	760.3	759.2	2,295.6
Operating profit (loss):									
Non-GAAP	$ 20.8	24.0	20.8	58.6	124.2	$ 40.6	30.6	37.0	108.2
Other items not allocated to segments[(a)]	(94.5)	(15.3)	40.4	(82.3)	(151.7)	(27.7)	(45.2)	(11.7)	(84.6)
GAAP	$ (73.7)	8.7	61.2	(23.7)	(27.5)	$ 12.9	(14.6)	25.3	23.6
Taxes:									
Non-GAAP	$ 6.9	8.5	6.7	24.8	46.9	$ 15.2	11.0	13.9	40.1
Other items not allocated to segments[(a)]	(3.3)	(1.3)	21.5	(27.1)	(10.2)	(3.9)	—	(1.5)	(5.4)
Income tax rate adjustment[(b)]	5.1	(3.1)	(1.4)	(0.6)	—	4.2	(3.4)	1.7	2.5
GAAP	$ 8.7	4.1	26.8	(2.9)	36.7	$ 15.5	7.6	14.1	37.2
Noncontrolling interests:									
Non-GAAP	$ 0.8	2.1	2.2	1.3	6.4	$ 0.8	1.8	0.8	3.4
Other items not allocated to segments[(a)]	(31.3)	(3.7)	(1.6)	(0.7)	(37.3)	(6.2)	(16.5)	(1.4)	(24.1)
Income tax rate adjustment[(b)]	1.3	—	(1.2)	(0.1)	—	(1.1)	1.2	0.2	0.3
GAAP	$ (29.2)	(1.6)	(0.6)	0.5	(30.9)	$ (6.5)	(13.5)	(0.4)	(20.4)
Non-GAAP margin	2.5 %	2.9 %	2.5 %	6.9 %	3.7 %	5.4 %	4.1 %	5.0 %	4.8 %

Amounts may not add due to rounding. See slide 34 for footnote explanations.

33

Non-GAAP Reconciled to GAAP

The Brink's Company and subsidiaries
Non-GAAP Results Reconciled to GAAP (Unaudited)
(In millions, except for percentages and per share amounts)

	2014					2015			
	1Q	2Q	3Q	4Q	Full Year	1Q	2Q	3Q	Nine Months
Income from continuing operations attributable to Brink's:									
Non-GAAP	$ 7.3	8.1	5.7	28.3	49.4	$ 20.1	13.5	18.4	52.0
Other items not allocated to segments[a]	(59.9)	(10.3)	20.5	(54.5)	(104.2)	(17.6)	(28.7)	(8.8)	(55.1)
Income tax rate adjustment[b]	(6.4)	3.1	2.6	0.7	—	(3.1)	2.2	(1.9)	(2.8)
GAAP	$ (59.0)	0.9	28.8	(25.5)	(54.8)	$ (0.6)	(13.0)	7.7	(5.9)
EPS:									
Non-GAAP	$ 0.15	0.16	0.12	0.58	1.01	$ 0.41	0.27	0.37	1.04
Other items not allocated to segments[a]	(1.23)	(0.21)	0.41	(1.12)	(2.12)	(0.36)	(0.58)	(0.18)	(1.10)
Income tax rate adjustment[b]	(0.13)	0.06	0.05	0.01	—	(0.06)	0.04	(0.04)	(0.06)
GAAP	$ (1.21)	0.02	0.58	(0.52)	(1.12)	$ (0.01)	(0.26)	0.16	(0.12)

a) See "Other Items Not Allocated To Segments" on slides 30-32 for pretax amounts and details. Other Items Not Allocated To Segments for noncontrolling interests, income from continuing operations attributable to Brink's and EPS are the effects of the same items at their respective line items of the consolidated statements of income (loss).

b) Non-GAAP income from continuing operations and non-GAAP EPS have been adjusted to reflect an effective income tax rate in each interim period equal to the full-year non-GAAP effective income tax rate. The estimated full-year non-GAAP effective tax rate is 42.0% for 2015 and was 45.7% for 2014.

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35 Non-GAAP Reconciliation – Cash Flows The Brink’s Company and subsidiaries Non-GAAP Reconciliations –Cash Flow (Unaudited) (In millions) a) To adjust for the change in the balance of customer obligations related to cash received and processed in certain of our secure Cash Management Services operations. The title to this cash transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources. b) To adjust for cash flows related to our discontinued operations. Both measures of “Non-GAAP cash flows from operating activities” (before and after U.S. pension contributions) are supplemental financial measures that are not required by, or presented in accordance with GAAP. The purpose of these Non-GAAP measures is to report financial information excluding the impact of cash received and processed in certain of our Cash Management Services operations, without cash flows from discontinued operations and with and without cash flows related to the primary U.S pension plan. We believe these measures are helpful in assessing cash flows from operations, enable period-to-period comparability and are useful in predicting future operating cash flows. These Non-GAAP measures should not be considered as an alternative to cash flows from operating activities determined in accordance with GAAP and should be read in conjunction with our consolidated statements of cash flows. Nine Months 2015 2014 Cash flows from operating activities - GAAP $ 90.8 72.5 Decrease (increase) in certain customer obligations(a) (5.1) (17.1) Cash outflows (inflows) related to discontinued operations 2.0 (7.0) Cash flows from operating activities - Non-GAAP basis (reduced by pension contributions) 87.7 48.4 Contributions to primary U.S. pension plan — 87.2 Cash flows from operating activities - Non-GAAP basis (before pension contributions) $ 87.7 135.6

36 Non-GAAP Reconciliation – Net Debt The Brink’s Company and subsidiaries Non-GAAP Reconciliations – Net Debt (Unaudited) (In millions) (a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers’ accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources and in our computation of Net Debt. Net Debt is a supplemental non-GAAP financial measure that is not required by, or presented in accordance with GAAP. We use Net Debt as a measure of our financial leverage. We believe that investors also may find Net Debt to be helpful in evaluating our financial leverage. Net Debt should not be considered as an alternative to Debt determined in accordance with GAAP and should be reviewed in conjunction with our consolidated balance sheets. Set forth above is a reconciliation of Net Debt, a non-GAAP financial measure, to Debt, which is the most directly comparable financial measure calculated and reported in accordance with GAAP. Net Debt excluding cash and debt in Venezuelan operations was $341 million at September 30, 2015, and $332 million at December 31, 2014. Net Debt increased by $15.6 million primarily due to increased borrowings to fund working capital needs during the first nine months of 2015. September 30, December 31, 2015 2014 Debt: Short-term debt $ 47.4 59.4 Long-term debt 432.6 407.4 Total Debt 480.0 466.8 Less: Cash and cash equivalents 176.1 176.2 Amounts held by Cash Management Services operations(a) (30.3) (28.0) Cash and cash equivalents available for general corporate purposes 145.8 148.2 Net Debt $ 334.2 318.6

Non-GAAP Reconciliation – Other

BRINKS

The Brink's Company and subsidiaries
Non-GAAP Reconciliations – Other Amounts (Unaudited)
(In millions)

Amounts Used to Calculate Reinvestment Ratio

Fixed Assets Acquired

		Full Year				Nine Months	
		2011	2012	2013	2014	2014	2015
Capital expenditures - GAAP	$	176.0	170.8	172.9	136.1	82.4	61.2
Assets acquired under capital lease - GAAP		43.0	18.2	5.4	12.1	5.9	8.5
Fixed assets acquired - GAAP		219.0	189.0	178.3	148.2	88.3	69.7
Venezuela fixed assets acquired		(11.9)	(12.6)	(9.0)	(5.4)	(2.6)	(1.7)
Fixed assets acquired - Non-GAAP		207.1	176.4	169.3	142.8	85.7	68.0

Depreciation

		2011	2012	2013	2014
Depreciation - GAAP		131.3	141.2	159.4	156.4
Venezuela depreciation		(6.3)	(7.6)	(9.0)	(9.5)
Depreciation - Non-GAAP		125.0	133.6	150.4	146.9
Reinvestment Ratio		1.7	1.3	1.1	1.0

(a) Title to cash received and processed in certain of our secure Cash Management Services operations transfers to us for a short period of time. The cash is generally credited to customers' accounts the following day and we do not consider it as available for general corporate purposes in the management of our liquidity and capital resources.

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